SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2007

DEVELOCAP, INC.

________________________________________________________________________

Nevada	000-50613
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

605 Third Avenue, New York, New York	10158
(Address of principal executive offices)	(Zip Code)

212-972-1100
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At a meeting of shareholders held on April 1, 2007 in accordance with Section 72.320 of the Nevada General Corporation Law holders of a majority of all outstanding shares of common stock of the Issuer appointed Stephen B. Schneer as the Issuer’s sole director.

Immediately thereafter and on the same date, such director appointed himself (Stephen B. Schneer) as President, Chief Executive Office, Chief Financial Officer and Secretary/  Treasurer of the Issuer.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2007

DEVELOCAP, INC.

(Registrant)

By: /s/ Stephen B. Schneer

Stephen B. Schneer

Chief Executive Officer

2